Capital Income Builder
First-Quarter Report
for the three months ended January 31, 1996
[The American Funds Group(R)]

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Fellow Investors:

Capital Income Builder's March dividend of 45 cents a share continues our uninterrupted series of quarterly dividend increases which dates back to the fund's beginning almost nine years ago.

Here is a summary of CIB's dividends paid for each complete fiscal quarter since the fund began operations in mid-1987:

 Fiscal Years Ended October 31
 Quarterly Dividend: Cents per Share

Fiscal Quarter     1988     1989      1990     1991      1992     1993     1994     1995     1996

November-January   28       30        32.5     34.5      36.5     38.5     40.5     42.5     44.5

February-April     28.5     30.5      33       35        37       39       41       43       45

May-July           29       31        33.5     35.5      37.5     39.5     41.5     43.5     -

August-October     29.5     31.5      34       36        38       40       42       44       -


CIB's assets have continued to grow, exceeding $4.85 billion as of January 31, up 7% since October 31, 1995, the fund's fiscal year-end.

A portfolio summary on the back of this report shows CIB's investment mix by country and its largest equity holdings by industry and company. The fund's complete portfolio and investment results will appear in the semi-annual report, which will be mailed to you in June.

Jon B. Lovelace
Chairman of the Board

February 28, 1996

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

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Capital Income Builder(R) seeks to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

Portfolio Summary - January 31, 1996

                        Equity-Type       Bonds, Notes &    Cash

Investment Mix          Securities        Debentures        Equivalents    Total



United States           44.45%            15.85%            20.67%         80.97%

United Kingdom          10.55             -                 -              10.55

New Zealand             2.18              .70               -              2.88

Hong Kong               2.43              -                 -              2.43

Netherlands             1.38              -                 -              1.38

Canada                  -                 .21               -              .21

Australia               .96               .16               -              1.12

Spain                   .46               -                 -              .46

                        62.41%            16.92%            20.67%         100.00%


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
                                             Percent of Net Assets

Five Largest Industry          Number of                   Outside       Total

Holdings in Equities           Companies     U.S.          U.S.          Equities



Banking                        25            15.83%        .80%          16.63%

Utilities: Electric & Gas      16            4.80          3.99          8.79

Telecommunications             8             4.54          3.27          7.81

Health & Personal Care         6             5.09          -             5.09

Business & Public Services     8             .84           4.22          5.06

Five Largest Industries        63            31.10         12.28         43.38

Other Industries               46            13.84         5.19          19.03

                               109           44.94%        17.47%        62.41%


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
Ten Largest Individual           Percent of

Equity Holdings                  Net Assets



American Home Products           2.77%

Telecom Corp. of New Zealand     2.18

Banc One                         1.72

Ameritech                        1.61

Bristol-Myers Squibb             1.49

Philip Morris                    1.46%

Chemical Banking                 1.45

Lincoln National                 1.34

Entergy                          1.28

Comerica                         1.27


FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA TAG/ALI/2911
(C)1996 American Funds Distributors, Inc.
Lit. No. CIB-012-0396